                                                                    Exhibit 99.8

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                       405,192.77

Available Funds:
    Contract Payments due and received in this period                                                                  4,885,843.00
    Contract Payments due in prior period(s) and received in this period                                                 560,871.09
    Contract Payments received in this period for next period                                                            111,480.09
    Sales, Use and Property Tax, Maintenance, Late Charges                                                               153,535.51
    Prepayment Amounts related to early termination in this period                                                        26,694.05
    Servicer Advance                                                                                                   2,801,216.91
    Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
    Transfer from Reserve Account                                                                                      6,825,409.31
    Interest earned on Collection Account                                                                                  3,093.55
    Interest earned on SPG Account                                                                                           507.46
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
      Predecessor contract)                                                                                                    0.00
    Due from Bank of America Derivative Settlement                                                                             0.00
    Any other amounts                                                                                                          0.00

                                                                                                                      -------------
Total Available Funds                                                                                                 15,773,843.74
Less: Amounts to be Retained in Collection Account                                                                       356,395.20
                                                                                                                      -------------
AMOUNT TO BE DISTRIBUTED                                                                                              15,417,448.54
                                                                                                                      =============

DISTRIBUTION OF FUNDS:

    1.   To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                        0.00
    2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      631,543.93
    3.   To Bank of America Derivative Settlement                                                                        476,190.23
    4.   To Noteholders (See Note Principal & Interest Calculations attached)
              a) Class A1 Principal and Interest                                                                               0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                           0.00
              a) Class A2b Principal (distributed after A2 Note matures) and Interest                                          0.00
              a) Class A3a Principal (distributed after A3 Note matures) and Interest                                  4,582,963.88
              a) Class A3b Principal (distributed after A4 Note matures) and Interest                                  1,891,263.99
              b) Class B Principal and Interest                                                                          118,063.45
              c) Class C Principal and Interest                                                                          240,109.92
              d) Class D Principal and Interest                                                                          160,702.77
              e) Class E Principal and Interest                                                                          218,964.47

    5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       6,756,351.55
    6.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   0.00
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                  0.00
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        0.00
    7.   To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                      157,136.52
    8.   To Servicer, Servicing Fee and other Servicing Compensations                                                    184,157.84
                                                                                                                      -------------
TOTAL FUNDS DISTRIBUTED                                                                                               15,417,448.54
                                                                                                                      =============
                                                                                                                      -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting
    Event Funds (if any)}                                                                                                356,395.20
                                                                                                                      =============

II. RESERVE ACCOUNTS

Beginning Balance                                                                                         200,000.00   6,821,018.04
         - Add Investment Earnings                                                                            126.19       4,265.08
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00   6,756,351.55
         - Less Distribution to Certificate Account                                                           126.19   6,825,283.12
                                                                                                         -----------  -------------
End of period balance                                                                                    $200,000.00  $6,756,351.55
                                                                                                         ===========  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                               $200,000.00  $6,821,018.04
                                                                                                         ===========  =============

                                                                                                                               0.00

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                    Pool A                              204,321,195.39
                    Pool B                               55,354,689.28
                                                        --------------
                                                                         259,675,884.67

Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           406,134.43
Class A Monthly Interest - Pool B                           110,029.92

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        4,181,262.11
Class A Monthly Principal - Pool B                        1,776,801.42
                                                        --------------
                                                                           5,958,063.52

Ending Principal Balance of the Class A Notes

                    Pool A                              200,139,933.28
                    Pool B                               53,577,887.87
                                                        --------------   --------------
                                                                         253,717,821.15
                                                                         ==============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                                                  0.00
                    Class A1                                      0.00
                    Class A2                                      0.00
                    Class A3a                           188,981,204.33
                    Class A3b                            70,694,680.34
                                                        --------------

Class A Monthly Interest                                                 259,675,884.67
                                                                  0.00
                    Class A1 (Actual Number Days/360)             0.00
                    Class A2                                      0.00
                    Class A3a(Actual Number Days/360)       246,935.44
                    Class A3b                               269,228.91
                                                        --------------

Class A Monthly Principal
                                                                  0.00
                    Class A1                                      0.00
                    Class A2                                      0.00
                    Class A3a                             4,336,028.44
                    Class A3b                             1,622,035.09
                                                        --------------
                                                                           5,958,063.52

Ending Principal Balance of the Class A Notes
                                                                  0.00
                    Class A1                                      0.00
                    Class A2                                      0.00
                    Class A3a                           184,645,175.90
                    Class A3b                            69,072,645.25
                                                        --------------   --------------
                                                                         253,717,821.15
                                                                         ==============
Class A3

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes

                    Pool A                              3,482,179.05
                    Pool B                                943,391.80
                                                        ------------
                                                                       4,425,570.85

Class B Overdue Interest, if any                                0.00
Class B Monthly Interest - Pool A                          13,000.14
Class B Monthly Interest - Pool B                           3,522.00

Class B Overdue Principal, if any                               0.00
Class B Monthly Principal - Pool A                         71,259.88
Class B Monthly Principal - Pool B                         30,281.44
                                                        ------------
                                                                         101,541.32

Ending Principal Balance of the Class B Notes

                    Pool A                              3,410,919.17
                    Pool B                                913,110.36
                                                        ------------   ------------
                                                                       4,324,029.53
                                                                       ============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes

                    Pool A                              6,964,358.08
                    Pool B                              1,886,783.60
                                                        ------------
                                                                       8,851,141.68

Class C Overdue Interest, if any                                0.00
Class C Monthly Interest - Pool A                          29,134.23
Class C Monthly Interest - Pool B                           7,893.04

Class C Overdue Principal, if any                               0.00
Class C Monthly Principal - Pool A                        142,519.75
Class C Monthly Principal - Pool B                         60,562.89
                                                        ------------
                                                                         203,082.64

Ending Principal Balance of the Class C Notes

                    Pool A                              6,821,838.32
                    Pool B                              1,826,220.71
                                                        ------------   ------------
                                                                       8,648,059.04
                                                                       ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

                    Pool A                              4,641,203.46
                    Pool B                              1,257,394.62
                                                        ------------
                                                                       5,898,598.08

Class D Overdue Interest, if any                                0.00
Class D Monthly Interest - Pool A                          19,957.17
Class D Monthly Interest - Pool B                           5,406.80

Class D Overdue Principal, if any                               0.00
Class D Monthly Principal - Pool A                         94,978.34
Class D Monthly Principal - Pool B                         40,360.46
                                                        ------------
                                                                         135,338.80

Ending Principal Balance of the Class D Notes

                    Pool A                              4,546,225.12
                    Pool B                              1,217,034.16
                                                        ------------   ------------
                                                                       5,763,259.28
                                                                       ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                    Pool A                              5,805,333.69
                    Pool B                              1,572,780.74
                                                        ------------
                                                                       7,378,114.43

Class E Overdue Interest, if any                                0.00
Class E Monthly Interest - Pool A                          39,089.25
Class E Monthly Interest - Pool B                          10,590.06

Class E Overdue Principal, if any                               0.00
Class E Monthly Principal - Pool A                        118,801.29
Class E Monthly Principal - Pool B                         50,483.87
                                                        ------------
                                                                         169,285.16

Ending Principal Balance of the Class E Notes

                    Pool A                              5,686,532.40
                    Pool B                              1,522,296.87
                                                        ------------   ------------
                                                                       7,208,829.27
                                                                       ============

                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                    Pool A                              6,965,652.78
                    Pool B                              1,887,134.32
                                                        ------------
                                                                        8,852,787.10

Residual Interest - Pool A                                      0.00
Residual Interest - Pool B                                      0.00

Residual Principal - Pool A                                     0.00
Residual Principal - Pool B                                     0.00            0.00

Ending Residual Principal Balance

                    Pool A                              6,965,652.78   -------------
                    Pool B                              1,881,127.97    8,846,780.75
                                                        ------------   =============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                        184,157.84
 - Collection period Trustee Fee                                       $  (5,127.45)
 - Servicer Advances reimbursement                                       631,543.93
 - Tax, Maintenance, Late Charges, Bank Interest and
    other amounts                                                        157,136.52
                                                                       ------------
Total amounts due to Servicer                                            967,710.84
                                                                       ============

                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                231,750,361.65

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                               4,751,367.62

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   226,998,994.03
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                            4,694,032.62

            - Principal portion of Prepayment Amounts                                                       258.19

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                57,076.81

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00
                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance   4,751,367.62
                                                                                                      ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                62,902,174.40

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              2,019,064.22

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   60,883,110.18

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                            1,815,972.45

            - Principal portion of Prepayment Amounts                                                    26,435.86

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                               176,655.91

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance   2,019,064.22
                                                                                                      ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    287,882,104.21
                                                                                                                     ==============

                       DVI RECEIVABLES XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                           Discounted                                             Discounted
   Lease #               Present Value                              Lease #      Present Value
--------------------------------------                            -----------   ---------------
#* 2585-005 (08/03)      $ 309,577.88
#* 2012914-001 (08/03)   $   4,358.78
#* 9900978-004 (08/03)   $  39,959.71
#* 9900978-006 (08/03)   $  88,223.39
#* 2858-004 (10/03)      $  10,313.38
#* 2002750-001 (10/03)       8,059.53
#* 2012750-002 (10/03)      24,604.18
#* 2013302-001 (10/03)      14,099.72

                                                                  -----------
                                                         Totals:  $499,196.57

   POOL B

                           Discounted                                              Discounted
   Lease #               Present Value                              Lease #      Present Value
--------------------------------------                            -----------   ---------------
#* 2012329-001 (09/03)       13,990.03                                          $          0.00
#* 3340-001 (10/03)         172,207.35
#* 2010476-002 (10/03)        4,448.56

                                                                  -----------
                                                         Totals:  $190,645.94

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                      $    689,842.51

b) ADCB AT CLOSING DATE                                                         $454,734,535.69

c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                            0.15%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                       DVI RECEIVABLES XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
                     Repurchases                             $ 3,124,259.56

                     Substitutions                           $ 1,264,441.80

POOL B
                     Repurchases                             $   739,993.48

                     Substitutions                           $ 6,128,201.07

                                                             ---------------
TOTAL                                                        $ 11,256,895.91

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT            $ 11,256,895.91
                     CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                                     $454,734,535.69
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                        2.48%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                Predecessor
                                  Discounted            Predecessor              Discounted
Lease # Lessee Name              Present Value            Lease #              Present Value
-------------------             --------------          -----------           ---------------
3446-004                        $   657,993.20            2879-002            $    438,601.04
3446-005                        $   806,918.85            3220-002            $  2,998,755.95
3446-006                        $ 1,496,057.34
3446-007                        $   437,159.27
     Cash                       $    39,228.33
3355-003                        $ 1,206,272.40            2716-203            $    316,980.82
                                                          2716-204            $    324,118.47
                                                          2046-204            $    241,219.41
                                                          2046-205            $    228,201.51

                                --------------                                ---------------
     Totals:                    $ 4,643,629.39                                $  4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                      $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                             $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES           NO X
                                                                                 ----          ----

         POOL B

                                                                                Predecessor
                                  Discounted            Predecessor              Discounted
Lease # Lessee Name              Present Value            Lease #              Present Value
-------------------             --------------          -----------           ---------------

                                --------------                                ---------------
     Totals:                    $         0.00                                $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                            $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES           NO X
                                                                                 ----          ----

                       DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                Predecessor
                                  Discounted            Predecessor              Discounted
Lease # Lessee Name              Present Value            Lease #              Present Value
-------------------             --------------          -----------           ---------------
3714-002                        $ 1,077,801.74            3196-001            $    676,598.53
    Cash                        $   186,640.06            3196-002            $    240,400.54
                                                          3196-003            $     79,697.00
                                                          3116-402            $     97,806.30
                                                          3116-404            $     43,955.63
                                                          3116-405            $    125,983.80

                                --------------                                ---------------
    Totals:                     $ 1,264,441.80                                $  1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS               $  1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                             $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                         $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                                          $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES          NO X
                                                                                 -----        ----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                Predecessor
                                  Discounted            Predecessor              Discounted
Lease # Lessee Name             Present Value             Lease #              Present Value
-------------------             --------------          -----------           ---------------
3694-001                        $ 2,833,341.68            1377-006            $  1,547,323.56
3730-002                        $ 3,815,001.24             288-097            $    697,415.55
                                                           288-098            $     22,467.83
                                                          1971-091            $    665,899.16
                                                          2478-002            $    477,187.21
                                                          2478-091            $     51,246.48
                                                          3273-002            $  2,581,143.34
                                                          3251-003            $     85,517.94

                                --------------                                ---------------
    Totals:                     $ 6,648,342.92                                $  6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                  $  6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                             $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                         $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                                          $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES           NO X
                                                                                  ----          ----

                      DVI RECEIVABLES XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.                              AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
      This Month                                   14,680,784.92         This Month                    287,882,104.21
      1 Month Prior                                 2,683,556.41         1 Month Prior                 294,652,536.05
      2 Months Prior                                3,110,051.89         2 Months Prior                301,537,280.65

      Total                                        20,474,393.22         Total                         884,071,920.91

      a) 3 MONTH AVERAGE                            6,824,797.74         b) 3 MONTH AVERAGE            294,690,640.30

      c) a/b                                                2.32%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes  _________    No __X__

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                            Yes  _________    No __X__
      B. An Indenture Event of Default has occurred and is then continuing?                            Yes  _________    No _____

4.    Has a Servicer Event of Default occurred?                                                        Yes  _________    No _____

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                                 Yes  _________    No __X__
      B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                                           Yes  _________    No _____
      C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?                            Yes  _________    No __X__

6.    Aggregate Discounted Contract Balance at Closing Date                                 Balance  $ 454,734,535.69
                                                                                                     ----------------

      Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                    TOTAL         % of Total
                                                           A.D.C.B.                A.D.C.B.        A.D.C.B.
                                                           --------                --------       ----------
30 Days Overdue                                         34,878,461.89           287,882,104.21       12.116%
60 Days Overdue                                         57,265,984.91           287,882,104.21       19.892%
90 Days Overdue                                         12,292,179.85           287,882,104.21        4.270%
120 Days Overdue                                           103,545.16           287,882,104.21        0.036%
150 Days Overdue                                         2,285,059.91           287,882,104.21        0.794%
180 Days Overdue                                                 0.00           287,882,104.21        0.000%